SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): April 24, 2003

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable
(b)	Inapplicable
(c)	Exhibits:

99	Press Release of Avnet, Inc. dated April 24, 2003

Item 9. Regulation F-D Disclosure.

     The following information is being furnished pursuant to both “Item 9. Regulation F-D Disclosure” and “Item 12. Results of Operations and Financial Condition” (and is included under this Item 9 in accordance with SEC Release No. 33-8216).

     On April 24, 2003 Avnet, Inc. issued a press release regarding its financial results for the quarter ended March 28, 2003. The press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

     Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet’s future financial performance during discussions with investors, the media, investment analysts and others. To the extent management’s expectations differ during those discussions from the comments made by management in Avnet’s quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet’s web site.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: April 24, 2003	By:	/s/ Raymond Sadowski Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of Avnet, Inc. dated April 24, 2003